                                                                 Exhibit (g)(iv)

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                                                    Effective Date
----                                                                                                    --------------
Schwab International Index Fund - Investor Shares                                                       July 21, 1993

Schwab International Index Fund - Select Shares                                                         April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                                                           October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                                                             April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset Director-High Growth Fund)          September 25, 1995

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset Director-Balanced Growth          September 25, 1995
Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset Director-Conservative         September 25, 1995
Growth Fund)

Schwab S&P 500 Fund - e.Shares                                                                          February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                                                   February 28, 1996

Schwab S&P 500 Fund - Select Shares                                                                     April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)                                       May 21, 1996

Schwab International MarketMasters Fund (formerly known as Schwab MarketManager International
September 2, 1996 Portfolio and Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as Schwab MarketManager Growth Portfolio and             October 13, 1996
Schwab OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as Schwab MarketManager Balanced Portfolio
October 13, 1996 and Schwab OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as Schwab MarketManager Small Cap Portfolio
August 3, 1997 and Schwab OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset Director-Aggressive            April 16, 1998
Growth Fund)

Fund                                                                                                    Effective Date
----                                                                                                    --------------

Institutional Select S&P 500 Fund                                                                       October 28, 1998

Institutional Select Large-Cap Value Index Fund                                                         October 28, 1998

Institutional Select Small-Cap Value Index Fund                                                         October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                                                  April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                                                    April 15, 1999

Communications Focus Fund                                                                               May 15, 2000

Financial Services Focus Fund                                                                           May 15, 2000

Health Care Focus Fund                                                                                  May 15, 2000

Technology Focus Fund                                                                                   May 15, 2000

Schwab Hedged Equity Fund                                                                               August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                                                          June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                                                            June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                                                           September 2, 2003

Schwab Dividend Equity Fund - Select Shares                                                             September 2, 2003


                                           SCHWAB CAPITAL TRUST

                                           By: /s/  Stephen B. Ward
                                               --------------------------------
                                                    Stephen B. Ward,
                                                    Senior Vice President
                                                    and Chief Investment Officer

                                           CHARLES SCHWAB & CO., INC.

                                           By: /s/  Fred Potts
                                               --------------------------------
                                                    Fred Potts,
                                                    Senior Vice President

Dated as of August 29, 2003

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES


THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:



FUND                                                                       FEE
----                                                                       ---
Schwab International Index Fund - Investor Shares                          Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab International Index Fund - Select Shares                            Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab Small-Cap Index Fund - Investor Shares                              Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab Small-Cap Index Fund-Select Shares                                  Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab MarketTrack Growth Portfolio (formerly                              Five one-hundredths of one percent (.05%) of
known as Schwab Asset Director-High Growth Fund)                           the Fund's average daily net assets


Schwab MarketTrack Balanced Portfolio (formerly known                      Five one-hundredths of one percent (.05%)
as Schwab Asset Director-Balanced Growth Fund)                             of the Fund's average daily net assets

Schwab MarketTrack Conservative Portfolio (formerly                        Five one-hundredths of one percent (.05%)
known as Schwab Asset Director-Conservative Growth Fund)                   of the Fund's average daily net assets

Schwab S&P 500 Fund-Investor Shares                                        Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab S&P 500 Fund-e.Shares                                               Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab S&P 500 Fund-Select Shares                                          Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab Analytics Fund                                                      Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab International MarketMasters Fund (formerly                          Five one-hundredths of one percent (.05%)
known  as Schwab MarketManager International Portfolio and                 of the Fund's average daily net assets
Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as                          Five one-hundredths of one percent (.05%)
Schwab MarketManager Growth Portfolio and Schwab                           of the Fund's average daily net assets.
OneSource Portfolios-Growth Allocation)

FUND                                                                       FEE
----                                                                       ---
Schwab Balanced MarketMasters Fund (formerly known as                      Five one-hundredths of one percent (.05%)
Schwab MarketManager Balanced Portfolio and Schwab                         of the Fund's average daily net assets.
OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as                     Five one-hundredths of one percent (.05%)
Schwab MarketManager Small Cap Portfolio and Schwab                        of the Fund's average daily net assets.
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly                         Five one-hundredths of one percent (.05%)
known as Schwab Asset Director-Aggressive Growth Fund)                     of the Fund's average daily net assets

Institutional Select S&P 500 Fund                                          Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Institutional Select Large-Cap Value Index Fund                            Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Institutional Select Small-Cap Value Index Fund                            Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab Total Stock Market Index Fund - Investor Shares                     Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab Total Stock Market Index Fund - Select Shares                       Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Communications Focus Fund                                                  Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Financial Services Focus Fund                                              Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Health Care Focus Fund                                                     Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Technology Focus Fund                                                      Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab Hedged Equity Fund                                                  Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab Small-Cap Equity Fund - Investor Shares                             Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab Small-Cap Equity Fund - Select Shares                               Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

Schwab Dividend Equity Fund - Investor Shares                              Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

FUND                                                                       FEE
----                                                                       ---
Schwab Dividend Equity Fund - Select Shares                                Five one-hundredths of one percent (.05%)
                                                                           of the Fund's average daily net assets

                                    SCHWAB CAPITAL TRUST

                                    By: /s/  Stephen B. Ward
                                        --------------------------------
                                             Stephen B. Ward,
                                             Senior Vice President
                                             and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: /s/  Fred Potts
                                        --------------------------------
                                             Fred Potts,
                                             Senior Vice President

Dated as of August 29, 2003